UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2022

TIPTREE INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-33549	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue	13th Floor	New York	NY	10171
(Address of Principal Executive Offices)				(Zip Code)

(212) 446-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TIPT	NASDAQ	Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth under “Item 8.01 - Other Events - Closing of the Strategic Investment” below is incorporated into this Item 1.01 by reference.

Item 1.02	Termination of a Material Definitive Agreement
On June 21, 2022, in connection with the Closing (defined below), all outstanding obligations in respect of principal, interest, expenses, fees and other charges under that certain Credit Agreement, dated as of February 21, 2020 (the “Loan Agreement”), among Tiptree Inc. (“Tiptree”), Tiptree Holdings LLC (f/k/a Tiptree Operating Company, LLC) (the “Borrower”), Fortress Credit Corp. as Administrative Agent, Collateral Agent and Lead Arranger, and the lenders party thereto (the “Lenders”) were paid in full pursuant to a payoff letter (the “Payoff Letter”).

Pursuant to the Payoff Letter, Tiptree caused to be paid an aggregate prepayment amount of $113,202,343.75 (the “Payoff Amount”) and, upon payment of the Payoff Amount, the obligations of the Borrower, as well as Tiptree and its other subsidiaries, to the Lender thereunder were satisfied in full, the Loan Agreement and all related loan documents were terminated and all liens and security interests granted thereunder were released and terminated (excluding certain indemnification obligations that expressly survive termination of the Loan Agreement).

Item 7.01	Regulation FD Disclosure.
On June 21, 2022, Tiptree released a press release related to the Strategic Investment (defined below). The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Closing of the Strategic Investment

As previously disclosed in the Current Report on Form 8-K filed by Tiptree, with the Securities and Exchange Commission (the “SEC”) on October 12, 2021, Tiptree and its subsidiary, The Fortegra Group, LLC (“Fortegra”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with WP Falcon Aggregator, L.P., (“Purchaser”), a Delaware limited partnership affiliated with funds advised or managed by Warburg Pincus LLC, pursuant to which, subject to terms and conditions set forth in the Purchase Agreement, Fortegra committed to convert to a Delaware corporation and issue and sell, and the Purchaser agreed to purchase, a combination of (i) shares of common stock, par value $0.01 (“Common Stock”) of Fortegra, (ii) warrants to purchase shares of Common Stock (the “Warrants”), (iii) shares of Series A Preferred Stock (the “Preferred Stock”) of Fortegra and (iv) additional warrants to acquire Common Stock (the “Additional Warrants”), for an aggregate purchase price of $200 million, in one or more fundings (collectively, the transactions contemplated by the Purchase Agreement, hereinafter referred to as the “Strategic Investment”).

On June 21, 2022, the Strategic Investment closed (the “Closing”). Pursuant to the Purchase Agreement, at the Closing, Purchaser paid $200 million in cash to Fortegra as consideration for the issuance by Fortegra of (i) 10,666,667 shares of Common Stock, (ii) 3,520,000 Warrants (subject to adjustment), (iii) 5,333,333 shares of Preferred Shares and (iv) 1,712,511

Additional Warrants to Purchaser and 1,712,511 Additional Warrants to Tiptree Holdings LLC. The Strategic Investment gives the Purchaser an approximately 24% ownership in Fortegra on an as-converted basis consisting of the Common Stock and the Preferred Shares, as converted (not including the Warrants, Additional Warrants and all management incentives awards). In addition, at the Closing, Tiptree Holdings LLC, Fortegra, Purchaser and other investor parties thereto, entered into a Stockholders Agreement (the “Stockholders Agreement”) and Fortegra, Tiptree and Purchaser entered into a Registration Rights Agreement (the “RRA”). Summaries of the material terms of the Warrants, the Additional Warrants, the Preferred Stock, the Stockholders Agreement and the RRA were previously summarized in Tiptree’s Current Report on Form 8-K filed with the SEC on October 12, 2021 and incorporated into this Item 8.01 by reference.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Tiptree with the SEC on October 12, 2021, and is incorporated into this Item 8.01 by reference.

The summaries of the material terms of the Warrants, the Additional Warrants, the Preferred Stock, the Stockholders Agreement and the RRA do not purport to be complete and are qualified in their entirety by reference to the full text of the Warrant to Purchase Common Stock, attached hereto as Exhibit 10.1, the Additional Warrants to Purchase Common Stock, attached hereto as Exhibits 10.2 and 10.3, respectively, the Certificate of Designations, attached hereto as Exhibit 10.4, the Stockholders Agreement, attached hereto as Exhibit 10.5, and the RRA, attached hereto as Exhibit 10.6, each of which is incorporated herein by reference.

Sale of Remaining Dry-Bulk Vessels

In May 2022, we signed definitive agreements to sell our remaining two dry-bulk vessels for an aggregate of $46.2 million, representing an approximate 47% gain as compared to the book value. The sales are expected to close in the third fiscal quarter of 2022.

Cautionary Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although Tiptree believes that the expectations reflected in the forward-looking statements are reasonable, Tiptree can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect Tiptree’s operations, financial performance, and other factors as discussed in Tiptree’s filings with the SEC. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports the Company files with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” Tiptree does not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) List of Exhibits:

10.1	Warrant to Purchase Common Stock
10.2	Investor Additional Warrants to Purchase Common Stock
10.3	Tiptree Additional Warrants to Purchase Common Stock
10.4	Certificate of Designation of Series A Preferred Stock
10.5	Stockholders Agreement between and among Tiptree Holdings LLC, The Fortegra Group Inc. and WP Falcon Aggregator, L.P.
10.6	Registration Rights Agreement between and among Tiptree Holdings LLC, The Fortegra Group Inc., WP Falcon Aggregator, L.P. and the other holders set forth therein.
99.1	Tiptree Inc. press release, dated June 21, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPTREE INC.

Date:	June 21, 2022	By:	/s/ Jonathan Ilany
Name: Jonathan Ilany
Title: Chief Executive Officer